PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT, dated as of May 31, 2017 (as the same may be amended, restated or otherwise modified from time to time, this “Agreement”), is made by ROYAL ENERGY RESOURCES, INC., a Delaware corporation (the “Borrower”), having an address at 56 Broad Street, Suite 2, Charleston, SC 29401, in favor of CEDARVIEW OPPORTUNITIES MASTER FUND, L.P., a Delaware limited partnership (together with it successors and assigns, the “Secured Party”).

RECITALS:

(1)   This Agreement is made pursuant to the Secured Promissory Note, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Note”), in the principal amount of $2,500,000.00, made by the Borrower to the order of the Secured Party.

(2)   It is a condition precedent to the making of loan contemplated by the Note that the Borrower shall have executed and delivered to the Secured Party this Agreement.

NOW, THEREFORE, in consideration of the benefits accruing to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby makes the following representations and warranties to the Secured Party and hereby covenants and agrees with the Secured Party as follows:

ARTICLE I.

DEFINITIONS AND TERMS

Section 1.01 Defined Terms. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given to such terms in the Note. Unless otherwise defined herein, all terms used herein and defined in the UCC shall have the same definitions herein as specified therein; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term shall have the meaning specified in Article 9 of the UCC.

Section 1.02 Additional Defined Term. The following terms shall have the meanings herein specified unless the context otherwise requires:

“Agreement” has the meaning provided in the first paragraph of this Agreement.

“Borrower” has the meaning provided in the first paragraph of this Agreement.

“Closing Date” means the date of this Agreement.

“Collateral” has the meaning provided in Section 2.01 hereof.

“Common Units” means the common units issued by Rhino, as such term is defined in Rhino Partnership Agreement.

“Control” means when used with respect to any security or security entitlement, the meaning specified in Section 8-106 of the UCC.

“Control Acknowledgement” means, with respect to any uncertificated securities of Rhino owned by the Borrower, an agreement by Rhino under which it has ageed to comply with instructions originated by the Secured Party without further consent by the Borrower, in a form sufficient to provide the Secured Party with control over such securities, as such term is defined by Section 8-106(c)(2) of the UCC.

“Controlled Securities Account” means a securities account that (i) is maintained in the name of the Borrower at an office of a Securities Intermediary located in the United States of America and (ii) together with all financial assets credited thereto and all related security entitlements, is subject to a Securities Account Control Agreement.

“Deliver,” “Delivered” and “Delivery” means the delivery of an uncertificated security as provided in Section 8-301(b) of the UCC.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Note” has the meaning provided in the Recitals of this Agreement.

“Notice of Exclusive Control” means a “Notice of Exclusive Control” as defined in any Securities Account Control Agreement.

“Pledged Equity Interests” means 5,000,000 Common Units now owned or hereafter acquired by the Borrower, and all of the Borrower’s other rights, title and interests in, or in any way related to such Common Units, including, without limitation: (i) all dividends, cash, instruments and other property hereafter from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Common Units and in all profits, losses and other distributions to which the Borrower shall at any time be entitled in respect of such Common Units; (ii) all other payments due or to become due to the Borrower in respect of any such Common Units, whether under the Rhino Partnership Agreement, other agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; (iii) all of the Borrower’s claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, under the Rhino Partnership Agreement, other agreement or at law or otherwise in respect of such Common Units; (iv) all of the Borrower’s rights under the Rhino Partnership Agreement, other agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Borrower relating to such Common Units; (v) all other property hereafter delivered in substitution for or in addition to any of the foregoing; (vi) all certificates and instruments representing or evidencing any of the foregoing; and (vii) all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

“Proceeds” means (i) all proceeds; and (ii) without limitation of the foregoing and in all cases, including, but not be limited to, (A) whatever is acquired upon the sale, lease, license, exchange, or other disposition of any Collateral, (B) whatever is collected on, or distributed on account of, any Collateral, (C) rights arising out of any Collateral, (D) claims arising out of the loss or nonconformity of, defects in, or damage to any Collateral, (E) claims and rights to any proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower (or the Secured Party, as assignee, loss payee or an additional insured) with respect to any of the Collateral, (G) claims and rights to payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), (H) all cash, money, checks and negotiable instruments received or held on behalf of the Secured Party pursuant to any lockbox or similar arrangement relating to the payment of Collateral, and (I) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Rhino” means Rhino Resource Partners LP, a Delaware limited partnership.

“Rhino Partnership Agreement” means the Fourth Amended and Restated Partnership Agreement of Limited Partnership of Rhino.

“Secured Obligations” means, collectively, the principal of and interest on the Note and all other indebtedness, obligations and liabilities owing by the Borrower to the Secured Party under the Note and the other Loan Documents (including, without limitation, indemnities, fees and other amounts payable thereunder), whether primary, secondary, direct, contingent, fixed or otherwise, in all cases whether now existing, or hereafter incurred or arising, including any such interest or other amounts incurred or arising during the pendency of any bankruptcy, insolvency, reorganization, receivership or similar proceeding, regardless of whether allowed or allowable in such proceeding or subject to an automatic stay under Section 362(a) of the Bankruptcy Code.

“Secured Party” has the meaning provided in the first paragraph of this Agreement.

“Securities Account Control Agreement” means, with respect to a securities account of the Borrower, a securities account control agreement among the relevant Securities Intermediary, the Borrower and the Secured Party, in such form as is satisfactory to the Secured Party in its sole disrection.

“Securities Act” means the Securities Act of 1933, as amended, as the same may be in effect from time to time.

“Securities Intermediary” means a clearing corporation or a Person, including, without limitation, a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

“UCC” means, unless the context indicates otherwise, the Uniform Commercial Code, as at any time adopted and in effect in the State of New York, specifically including and taking into account all amendments, supplements, revisions and other modifications thereto.

Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) unless otherwise specified, all references herein to Sections, Schedules, Annexes and Exhibits shall be construed to refer to Sections of, and Schedules, Annexes and Exhibits to, this Agreement.

ARTICLE II.

SECURITY INTEREST

Section 2.01 Grant of Security Interest. As security for the prompt and complete payment and performance when due of all of the Secured Obligations, the Borrower does hereby pledge, sell, assign and transfer unto the Secured Party, and does hereby grant to the Secured Party, a continuing security interest in all of the right, title and interest of the Borrower in, to and under all of the following of the Borrower, whether now existing or hereafter from time to time arising or acquired and wherever located (collectively, the “Collateral”):

(i) the Pledged Equity Interests;

(ii) all securities accounts, together with all financial assets credited therein from time to time, and all security entitlements, financial assets, monies, securities, cash and other property held therein or credited thereto, in each case to the extent constituting, relating to or arising out of the Pledged Equity Interests;

(iii) all investment property, in each case to the extent constituting Pledged Equity Interests;

(iv) all general intangibles, in each case to the extent constituting, relating to or arising out of the Pledged Equity Interests;

(v) all payment intangibles, in each case to the extent constituting, relating to or arising out of the Pledged Equity Interests;

(vi) all supporting obligations, in each case to the extent constituting, relating to or arising out of the Pledged Equity Interests;

(vii) all additions, modifications, alterations, improvements, upgrades, accessions, components, parts, appurtenances, substitutions and/or replacements of, to or for any of the foregoing; and

(viii) all Proceeds and products of any and all of the foregoing.

Section 2.02 No Assumption of Liability. The security interest hereunder is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of the Borrower with respect to or arising out of any of the Collateral.

Section 2.03 Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Secured Party its true and lawful agent and attorney-in-fact, and in such capacity the Secured Party shall have, without any further action required by or on behalf of the Borrower, the right, with full power of substitution, in the name of the Borrower or otherwise, for the use and benefit of the Secured Party after the occurrence of and during the continuance of an Event of Default: (i) to receive, endorse, present, assign, deliver and/or otherwise deal with any and all notes, acceptances, letters of credit, checks, drafts, money orders, or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, and give receipt for and give credits, allowances, discounts, discharges, releases and acquittances of and for any or all of the Collateral; (iii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in or before any court or other tribunal (including any arbitration proceedings) to collect or otherwise realize on all or any of the Collateral, or to enforce any rights of the Borrower in respect of any of its Collateral; (iv) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any or all of the Collateral; and (v) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any or all of the Collateral, and to do all other acts and things necessary or appropriate to carry out the intent and purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Collateral for all purposes.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Secured Party, which representations and warranties shall survive the execution and delivery of this Agreement until the termination of this Agreement in accordance with Section 8.08, as follows:

Section 3.01 Title and Authority. The Borrower has (i) good, valid and unassailable title to all tangible items owned by it and constituting any portion of the Collateral with respect to which it has purported to grant the security interest, and good, valid and unassailable rights in all other Collateral with respect to which it has purported to grant the security interest, and (ii) full power and authority to grant to the Secured Party the security interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

Section 3.02 Absence of Other Liens

(a) There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind of the Borrower in the Collateral, except for any filings or recordings made by the Secured Party.

(b) The Borrower is, and as to any Collateral acquired by it from time to time after the date hereof the Borrower will be, the owner of all of the Collateral, free and clear of any Lien (other than the Lien granted to the Secured Party), and the security interest of the Borrower therein is and will be superior and prior to any other security interest or other Lien.

Section 3.03 Validity of Security Interest. The security interest of the Borrower constitutes a legal, valid and enforceable first priority security interest in the Collateral, securing the payment and performance of the Secured Obligations.

Section 3.04 Perfection of Security Interest under UCC

(a) All notifications and other actions, including, without limitation, (i) all deposits of certificates and instruments evidencing any Collateral (duly endorsed or accompanied by appropriate instruments of transfer), (ii) all notices to and acknowledgments of any Person, (iii) all acknowledgments and agreements respecting the right of the Secured Party to obtain control with respect to any Collateral, (iv) the Delivery of the Pledged Equity Interests, and (v) all filings, registrations and recordings, which are (x) required by the terms of this Agreement to have been given, made, obtained, done and accomplished, and (y) necessary to create, preserve, protect and perfect the security interest granted by the Borrower to the Secured Party hereby in respect of the Collateral, have been given, made, obtained, done and accomplished.

(b) After giving effect to all such actions, the security interest granted by the Borrower to the Secured Party pursuant to this Agreement in and to the Collateral will be perfected to the maximum extent a security interest in the Collateral can be perfected under the UCC of any applicable jurisdiction.

Section 3.05 Places of Business; Jurisdiction of Organization; Locations of Collateral. The Borrower represents and warrants that (i) the principal place of business of the Borrower, or its chief executive office, if it has more than one place of business, is located at the address set forth in the introductory paragraph of this Agreement, and (ii) the jurisdiction of formation or organization of the Borrower is set forth in the introductory paragraph of this Agreement.

Section 3.06 Collateral. Schedule 1 hereto sets forth a true and complete list of all of the Collateral pledged by the Borrower as of the Closing Date.

Section 3.07 Securities Accounts

. As of the Closing Date, the Borrower has no securities account to which Collateral has been credited.

Section 3.08 Status of Collateral. All of the Pledged Equity Interests have been duly and validly issued and are fully paid and non-assessable (to the extent such concepts are applicable). No Collateral is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against the Borrower by any Person.

ARTICLE IV.

GENERAL COVENANTS

Section 4.01 No Other Liens; Defense of Title; Securities Accounts. The Borrower will not make or grant, or suffer or permit to exist, any Lien on any of the Collateral, other than the Lien in favor of the Secured Party. The Borrower, at its sole cost and expense, will take any and all actions reasonably necessary and appropriate to defend title to the Collateral against any and all Persons and to defend the validity, enforceability, perfection, effectiveness and priority of the security interest of the Secured Party therein against any other Lien. The Borrower will not have any securities accounts to which Collateral has been credited other than a Controlled Securities Account.

Section 4.02 Further Assurances; Filings and Recordings

(a) The Borrower, at its sole cost and expense, will duly execute, acknowledge and deliver all such agreements, instruments and other documents and take all such actions (including, without limitation, (i) physically pledging, if possible, the Collateral with the Secured Party, (ii) obtaining Securities Account Control Agreements in accordance with this Agreement, (iii) obtaining from other Persons agreements evidencing the exclusive control and dominion of the Secured Party over any of the Collateral, in instances where obtaining control over such Collateral is the only or best method of perfection, (iv) causing all Pledged Equity Interests to be Delivered to or for the benefit of the Secured Party to the extent a Securities Account Control Agreement is not in effect with respect to such Pledged Equity Interests, and (v) making filings, recordings and registrations, as the Secured Party may from time to time instruct to better assure, preserve, protect and perfect the security interest of the Secured Party in the Collateral, and the rights and remedies of the Secured Party hereunder, or otherwise to further effectuate the intent and purposes of this Agreement and to carry out the terms hereof.

(b) The Borrower, at its sole cost and expense, will pay all taxes, fees and charges and comply with all statutes and regulations applicable to such filing, recording, registration and publishing and such re-filing, re-recording, re-registration and re-publishing.

Section 4.03 Authorization to File Financing Statements. The Borrower irrevocably authorizes the Secured Party at any time and from time to time to file in any jurisdiction any initial financing statements and all amendments thereto that (a) indicate the Collateral with any description satisfactory to the Secured Party (in its sole discretion) and (b) contain any other information required or permitted pursuant to the UCC for the sufficiency or filing office acceptance of any financing statement or amendment.

Section 4.04 Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

Section 4.05 Legal Status. The Borrower agrees that (a) it will not change its name, place of business or if more than one, chief executive office, or its mailing address or organizational identification number if it has one, in each case without providing the Secured Party at least thirty days’ prior written notice thereof, (b) if the Borrower does not have an organizational identification number and later obtains one, it will promptly notify the Secured Party of such organizational identification number, and (c) it will not change its type of organization, jurisdiction of organization or other legal structure in each case unless it shall have provided the Secured Party at least thirty days’ prior written notice thereof.

Section 4.06 Inspections and Verification. The Secured Party and such Persons as the Secured Party may designate shall have the right, at the Borrower’s own cost and expense, at any time or from time to time, to inspect the Collateral and all books and records related thereto (and to make extracts and copies thereof) and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral.

Section 4.07 Protective Advances by the Secured Party. At its option, but without being obligated to do so, the Secured Party may, upon prior notice to the Borrower, after the occurrence and during the continuance of an Event of Default, (i) pay and discharge past due taxes, assessments and governmental charges, at any time levied on or with respect to any of the Collateral with respect to which the Borrower has failed to pay and discharge, and/or (ii) pay and discharge any claims of other creditors of the Borrower which are secured by any Lien on any Collateral, other than the Lien in favor of the Secured Party, provided, however, that nothing in this Section shall be construed as excusing the Borrower from the performance of, or imposing any obligation on the Secured Party to cure or perform, any covenants or other agreements of the Borrower with respect to any of the foregoing matters as set forth herein or in any of the other Loan Documents.

ARTICLE V.

SECURITIES ACCOUNTS

Section 5.01 Securities Accounts. The Borrower shall cause all securities accounts in which any Collateral is deposited to be subject at all times to a fully effective Securities Account Control Agreement, duly executed by the Borrower, the Secured Party and the applicable Securities Intermediary.

ARTICLE VI.

COLLATERAL

Section 6.01 Delivery of Certificates and Instruments for Collateral

(a) On or prior to the Closing Date, the Borrower shall pledge and deposit with the Secured Party all certificates or instruments, if any, representing any of the Collateral at the time owned by the Borrower and subject to the security interest hereof, accompanied by undated transfer powers duly executed in blank by the Borrower or such other instruments of transfer as are acceptable to the Secured Party.

(b) If the Borrower shall acquire (by purchase, conversion, exchange, stock dividend or otherwise) any additional Collateral, at any time or from time to time after the date hereof which is or are intended to be subjected to the security interest hereof and which is or are represented by certificates or instruments, the Borrower shall forthwith pledge and deposit with the Secured Party all such certificates, accompanied by undated transfer powers duly executed in blank by the Borrower or such other instruments of transfer as are acceptable to the Secured Party.

(c) Without limitation of any other provision of this Agreement, if any of the Collateral (whether or not now owned or hereafter acquired) which is intended to be subjected to the security interest hereof is (i) an uncertificated security but hereafter becomes a certificated security, the Borrower shall deliver such certificated securities to the Secured Party, accompanied by undated transfer powers duly executed in blank, (ii) an uncertificated security, the Borrower shall cause such uncertificated security to be subject to a Securities Account Control Agreement or subject to a Control Acknowledgement, and, if neither of the foregoing methods of perfection are possible, Delivered to or for the benefit of the Secured Party, or (iii) held in a securities account that is not already subject to a Securities Account Control Agreement, the Borrower shall promptly take all actions required to make such securities account subject to a Securities Account Control Agreement, a Control Acknowledgment or Delivered to or for the benefit of the Secured Party. The Borrower further agrees to take such actions as the Secured Party deems reasonably necessary or desirable to effect the foregoing and to permit the Secured Party to exercise any of its rights and remedies hereunder in respect thereof, promptly upon the request of the Secured Party.

Section 6.02 No Assumption of Liability. Nothing herein shall be construed to make the Secured Party liable as a general partner, limited partner, member or stockholder of Rhino, and the Secured Party by virtue of this Agreement or any actions taken as contemplated hereby (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a general partner, limited partner, member or stockholder of Rhino. The parties hereto expressly agree that, unless the Secured Party shall become the absolute owner of an Pledge Equity Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture between the Secured Party and/or the Borrower or any other Person.

Section 6.03 Registration of Collateral in the Name of the Secured Party. Upon the occurrence of an Event of Default, the Secured Party shall have the right, at any time in its discretion and without notice to the Borrower, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Collateral, subject only to the revocable voting and similar rights specified in this Article VI, if perfection of the Lien on the Collateral was accomplished by any means other than Delivery. In addition, upon the occurrence of an Event of Default, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations.

Section 6.04 Appointment of Sub-Agents; Endorsements; etc. The Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the instruments and certificates evidencing any of the Collateral, which may be held (in the sole discretion of the Secured Party) in the name of the Borrower, endorsed or assigned in blank or in favor of the Secured Party or any nominee or nominees of the Secured Party or a sub-agent appointed by the Secured Party.

Section 6.05 Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, the Borrower shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in or be inconsistent with any of the terms of this Agreement or any other Loan Document, or which would have the effect of impairing the position or interests of the Secured Party therein. All such rights of the Borrower to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing.

Section 6.06 Entitlement of the Borrower to Cash Dividends and Distributions. The Borrower shall be entitled to receive all cash dividends or distributions payable in respect of its Collateral, except as otherwise provided in this Article VI.

Section 6.07 Entitlement of Administrative Agent to Dividends and Distributions. The Secured Party shall be entitled to receive and to retain as part of the Collateral:

(a) all cash dividends and distributions payable in respect of the Collateral at any time when an Event of Default shall have occurred and be continuing; and

(b) regardless of whether or not an Event of Default shall have occurred and be continuing at the time of payment or distribution thereof: (i) all cash dividends and distributions in respect of the Collateral which are reasonably determined by the Secured Party to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital; (ii) all other or additional securities, partnership interests, membership interests or property (other than cash to which the Borrower is entitled under Section 6.06) paid or distributed by way of dividend (including, without limitation, any payment in kind dividend) or otherwise in respect of the Collateral; (iii) all other or additional securities, partnership interests, membership interests or property (including cash) paid or distributed in respect of the Collateral by way of stock split, spin-off, split up, reclassification, combination of shares or similar rearrangement; and (iv) all other or additional securities, partnership interests, membership interests or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate, partnership or limited liability company reorganization.

Section 6.08 Application of Dividends and Distributions. If no Event of Default shall have occurred and be continuing at such time, the Secured Party will, at the request of the Borrower, apply to the payment or prepayment of any of the Secured Obligations, any cash held by it as Collateral which is attributable to dividends or distributions received by it and then held as part of the Collateral pursuant to this Article VI. If an Event of Default shall have occurred and be continuing, all dividends and distributions received by the Secured Party and then held by it pursuant to this Article VI as part of the Collateral will be applied as provided in Section 7.05 hereof.

Section 6.09 Turnover by the Borrower. All dividends, distributions or other payments that are received by the Borrower contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Borrower and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

Section 6.10 Sale of Pledged Equity Interests in Connection with Enforcement. If at any time when the Secured Party shall determine to exercise its right to sell all or any part of the Pledged Equity Interests pursuant to Section 7.01, such Pledged Equity Interests or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Secured Party may, in its sole and absolute discretion and to the fullest extent permitted by applicable law now or hereafter in effect, sell such Pledged Equity Interests or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable in order that such sale may legally be effected without such registration such that the Note and all amounts, interest and penalties due thereunder may be satisfied, provided that at least ten days’ notice of the time and place of any such sale shall be given to the Borrower; it being further agreed that after said ten days’ notice the Secured Party may sell or otherwise market the Pledged Equity Interests in any lawful manner. Without limiting the generality of the foregoing, in any such event the Secured Party, in its sole and absolute discretion, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Equity Interests or part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a single possible purchaser to effect such sale and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Equity Interests or part thereof. In the event of any such sale, the Secured Party shall incur no responsibility or liability to the Borrower for selling all or any part of the Pledged Equity Interests at a price which the Secured Party may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

ARTICLE VII.

REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

Section 7.01 Remedies Generally. The Borrower agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Secured Party, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may exercise any or all of the following rights (all of which the Borrower hereby agrees is commercially reasonable to the fullest extent permitted under applicable law now or hereafter in effect):

(a) personally, or by agents’ attorneys or other authorized representatives, immediately retake possession of the Collateral or any part thereof from the Borrower or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Borrower’s or such other Person’s premises where any of the Collateral is located and remove the same;

(b) sell, assign or otherwise liquidate, or direct the Borrower to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

(c) issue a Notice of Exclusive Control with respect to any or all of the Collateral Accounts and issue entitlement orders or instructions with respect thereto;

(d) withdraw any or all securities and/or instruments in any Controlled Securities Account for application to the Secured Obligations in accordance with Section 7.05 hereof;

(e) pay and discharge taxes, Liens or claims on or against any of the Collateral;

(f) pay, perform or satisfy, or cause to be paid, performed or satisfied, for the benefit of the Borrower, any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by the Borrower under any contract, agreement or instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, as and to the extent that the Borrower fails or refuses to perform or satisfy the same;

(g) enter into any extension of, or any other agreement in any way relating to, any of the Collateral;

(h) make any compromise or settlement the Secured Party deems desirable or necessary with respect to any of the Collateral; and/or

(i) take possession of the Collateral or any part thereof, by directing the Borrower or any other Person in possession thereof in writing to deliver the same to the Secured Party at any place or places designated by the Secured Party, in which event the Borrower shall at its own expense.

Section 7.02 Disposition of the Collateral. Upon the occurrence and continuance of an Event of Default, any Collateral repossessed by the Secured Party under or pursuant to Section 7.01 and any other Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any overhaul or repair which the Secured Party shall determine to be commercially reasonable. Except in the case of any Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, (i) in the case of any such disposition which shall be a private sale or other private proceedings permitted by such requirements, such sale shall be made upon not less than ten days’ written notice to the Borrower specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten days after the giving of such notice, to the right of the Borrower or any nominee of the Borrower to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified, and (ii) in the case of any such disposition which shall be a public sale permitted by such requirements, such sale shall be made upon not less than ten days’ written notice to the Borrower specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Secured Party’s sole option, be subject to reserve), after publication of notice of such auction not less than ten days prior thereto in two newspapers in general circulation in the city where such Collateral is located. To the extent permitted by any such requirement of law, the Secured Party may bid for and become the purchaser (by bidding in Secured Obligations or otherwise) of the Collateral or any item thereof offered for sale in accordance with this Section without accountability to the Borrower (except to the extent of surplus money received as provided in Section 7.05). Unless so obligated under mandatory requirements of applicable law, the Secured Party shall not be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Borrower as hereinabove specified. The Secured Party need give the Borrower only such notice of disposition as the Secured Party shall deem to be reasonably practicable in view of such mandatory requirements of applicable law.

Section 7.03 Waiver of Claims. Except as otherwise provided in this Agreement, THE BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY’S TAKING POSSESSION OR THE SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE BORROWER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Borrower hereby further waives, to the extent permitted by law: (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party’s gross negligence or willful misconduct; (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder; and (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Borrower, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws to the fullest extent permitted by applicable law now or hereafter in effect. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Borrower therein and thereto, and shall be a perpetual bar both at law and in equity against the Borrower and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Borrower.

Section 7.04 Application of Proceeds. All Collateral and proceeds of Collateral obtained and realized by the Secured Party in connection with the enforcement of this Agreement pursuant to this Article VII shall be applied as follows:

(i) first, to the payment to the Secured Party, for application to the Secured Obligations in such order as the Secured Party determines in its sole discretion; and

(ii) second, to the extent remaining after the application pursuant to the preceding clause (i) and following the termination of this Agreement, to the Borrower or to whomever may be lawfully entitled to receive such payment.

Section 7.05 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Loan Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Secured Party in the exercise of any such right, power or remedy, or partial or single exercise thereof, and no renewal or extension of any of the Secured Obligations, shall impair or constitute a waiver of any such right, power or remedy or shall be construed to be a waiver of any Event of Default or an acquiescence therein. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand. In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable, actual expenses, including attorneys’ fees, and the amounts thereof shall be included in such judgment.

Section 7.06 Discontinuance of Proceedings. In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Borrower, the Secured Party and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

Section 7.07 Purchasers of Collateral. Upon any sale of any of the Collateral by the Secured Party hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication or nonapplication thereof.

ARTICLE VIII.

MISCELLANEOUS

Section 8.01 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be given as provided in the Note.

Section 8.02 Entire Agreement. This Agreement, the Note, the Securities Account Control Agreement and the other Loan Documents represent the final agreement among the parties with respect to the subject matter hereof and thereof, supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties.

Section 8.03 Obligations Absolute. The obligations of the Borrower under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Secured Obligations, including, without limitation:

(a) any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from other Loan Documents, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

(c) any furnishing of any additional security to the Secured Party or its assignee or any acceptance thereof or any release of any security by the Secured Party or its assignee;

(d) any limitation on any Person’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof;

(e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Borrower or any Subsidiary of the Borrower, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Borrower shall have notice or knowledge of any of the foregoing; or

(f) to the fullest extent permitted by applicable law now or hereafter in effect, any other event or circumstance which, but for this provision, might release or discharge a guarantor or other surety from its obligations as such.

Section 8.04 Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Secured Party and its successors and assigns, provided that the Borrower may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Secured Party. All agreements, statements, representations and warranties made by the Borrower herein or in any certificate or other instrument delivered by the Borrower or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Party and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Secured Party or on its behalf.

Section 8.05 Headings Descriptive. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

Section 8.06 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.07 Enforcement Expenses, etc. The Borrower hereby agrees to pay all out-of-pocket costs and expenses of the Secured Party in connection with the enforcement of this Agreement, the preservation of the Collateral, the perfection of the security interest, and any amendment, waiver or consent relating hereto.

Section 8.08 Termination. After the Secured Obligations have been paid in full, this Agreement shall terminate, and the Secured Party, at the request and expense of the Borrower, will execute and deliver to the Borrower a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Borrower (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

Section 8.09 Other Creditors, etc. Not Third-Party Beneficiaries. No creditor of the Borrower or any of its Affiliates, or other Person claiming by, through or under the Borrower or any of its Affiliates, other than the Secured Party, and their respective successors and assigns, shall be a beneficiary or third-party beneficiary of this Agreement or otherwise shall derive any right or benefit herefrom.

Section 8.10 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, including via facsimile transmission or other electronic transmission capable of authentication, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Secured Party.

Section 8.11 Amendments. No amendment or waiver of any provision of this Agreement and no consent to any departure by the Borrower shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 8.12 Separate Actions. A separate action may be brought and prosecuted against the Borrower or any other guarantor or obligor whether or not any other guarantor or obligor or the Borrower be joined in such action or actions.

Section 8.13 Full Recourse Obligations; Effect of Fraudulent Transfer Laws. It is the desire and intent of the Borrower and the Secured Party that this Agreement shall be enforced as a full recourse obligation of the Borrower to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of the Borrower under this Agreement would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Borrower liability hereunder in respect of the Secured Obligations shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing the Borrower’s obligations hereunder to be so invalidated.

Section 8.14 Governing Law; Venue; Waiver of Jury Trial

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c) THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.14 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ROYAL ENERGY RESOURCES, INC., as the
Borrower

By:
Name:
Title:

Accepted by:

CEDARVIEW OPPORTUNITIES MASTER FUND, L.P., as the Secured Party

By:Burton Weinstein _____________, its general partner

By:
Name:
Title:

Schedule 1

Collateral

Issuer and Type of Organization	Certificate Number	Number of Shares, Units, Etc.	Type of Equity Interest	Percent of Equity Interest Pledged
Rhino Resource Partners LP Limited partnership	N/A	4,960,766	Common Unit (unregistered)	100%
Rhino Resource Partners LP Limited partnership	N/A	39,234	Common Unit (registered)	100%

PLEDGE AND SECURITY AGREEMENT

dated as of

September 30, 2016

by

ROYAL ENERGY RESOURCES, INC.,

as the Borrower,

for the benefit of

WESTON ENERGY LLC

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